SERVICE 1ST BANK
                                                          (Graphic Logo Omitted)

                                  EXHIBIT 10.7

May 26, 2000

Mr. Patrick Carman, Manager
FUTURE OPPORTUNITIES DEPT.
40 Oakbrook Place
Pittsburg, CA 94565


Dear Pat:

     Please accept this letter as an offer of employment with Service 1st Bank as Senior Vice President/Chief Credit Officer (subject to regulatory approval). The following terms and conditions apply:

     Salary:        Eighty five thousand dollars ($85,000.00) per year

     Bonus: Max. of 15% ($12,750.00) based on an assessment of overall performance in the areas of portfolio growth/mgm't., lender development, compliance, loan accounting, regulatory assessment, etc.

     Hours:         Full time/Exempt

     Review:        o 90 day "Coaching"
                    o 6-month performance review
                    o Annual review thereafter (anniv. of hire date)

     Vacation:      4 weeks (pro-rated 2000)

     Severance*:    Salary continuation for a period of six (6) months if
                    terminated without cause during the first eighteen (18)
                    months of employment -or- during the first twelve (12) months after the new CEO is hired - whichever occurs first.

                    * Severance provision added 6/2/00

     401k: Eligible according to the Bank's 401k Plan when it becomes available.


      2800 W. March Lane, Suite 120 o Stockton, CA 95219 o (209) 956-7800
                               (209) 956-9633 fax
   60 W. Tenth Street o Tracy, CA 95376 o (209) 830-6995 o (209) 830-6891 fax
                             www.service1stbank.com
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
                                                          SERVICE 1ST BANK
                                                          (Graphic Logo Omitted)
                                                          www.service1stbank.com

Patrick Carman
May 26, 2000
page 2

     Insurance:     The Bank's life, medical, dental & vision insurance coverage is available on the first day of the month following your hire date.

                    The Bank will pay the premium(s) for you as an employee. You will be responsible for the premium(s) of other family member(s) you wish to add.

     Stock          Ten thousand (10,000) shares; vesting over 3 years;
     Options        available and awarded according to the Bank's Stock Option
                    Plan (approved by shareholders 5/11/2000).

     Basic Job Description:

     Reports directly to C.E.O./indirectly to President, and Loan Committee Chairman

          o Manage Lenders' credit production efforts (i.e., review, structure, approve credits and/or prepare same for Loan Committee action)

          o Support lenders' business development efforts in pro-actively marketing the bank to the community in an effort to produce the maximum number of new loan opportunities

          o Develop loan participation relationships and responsibly book/manage (or appropriately delegate management) of same

          o    Manage Loan Operations/Note Dep't. functions/personnel

          o Manage loan portfolio trends/concentrations, loan policy exceptions, conduct stress-tests, etc.


                                                                        EQUAL
                                                                        HOUSING
FDIC        2800 W. March Lane, Suite 120           49 W. 10th St.      LENDER
(graphic         Stockton, CA 95219                Tracy, CA 95376     (graphic
omitted)           (209) 956-7800                   (209) 830-6995      omitted)
                 (209) 956-9633 Fax               (209) 830-6981 Fax

                                                          SERVICE 1ST BANK
                                                          (Graphic Logo Omitted)
                                                          www.service1stbank.com

Patrick Carman
May 26, 2000
page 3


     Basic Job Description:  (cont'd.)

               o    Recommend revisions to Loan Policy
               o    Manage Compliance, Reporting, FASB Loan Acct'g., etc.
               o    Manage Watch List/Problem Loan portfolio
               o    Manage credit mgm't. information systems
               o    Develop new credit products/services
               o Stay abreast of/report on credit-oriented industry trends/changes, etc.

     If the above meets with your approval, please sign below and return a copy to Bryan Hyzdu in the enclosed envelope. The terms and conditions of this offer expire on June 9, 2000 (2 weeks).

Sincerely,

/s/ Bryan Hyzdu
Bryan Hyzdu
President


Accepted By: /s/ Patrick Carman              Date:  6/30/00
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                                                                        EQUAL
                                                                        HOUSING
FDIC        2800 W. March Lane, Suite 120           49 W. 10th St.      LENDER
(graphic         Stockton, CA 95219                Tracy, CA 95376     (graphic
omitted)           (209) 956-7800                   (209) 830-6995      omitted)
                 (209) 956-9633 Fax               (209) 830-6981 Fax